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                          PRUCO LIFE INSURANCE COMPANY
                         STRATEGIC PARTNERS ANNUITY ONE
                             STRATEGIC PARTNERS PLUS

                        SUPPLEMENT DATED JANUARY 6, 2003
                      TO PROSPECTUSES DATED JANUARY 6, 2003

Because of state insurance regulations, the Strategic Partners Annuity One and Strategic Partners Plus contracts issued in Massachusetts and Oregon differ in some respects from the contracts available in other states. This supplement describes those differences, and amends the descriptions of the contract in the Strategic Partners Annuity One and Strategic Partners Plus prospectuses dated January 6, 2003.


                        CONTRACTS ISSUED IN MASSACHUSETTS

NO SUBSEQUENT PURCHASE PAYMENTS

The prospectuses state that an owner makes an initial payment to purchase the contract, and may make subsequent purchase payments prior to annuity payments beginning. In Massachusetts, you may not make any additional purchase payments after your initial purchase payment.

                           CONTRACTS ISSUED IN OREGON

NO CONTRACT WITHOUT CREDIT

The prospectuses state that there are two basic versions of the contract - Contract With Credit and Contract Without Credit. In Oregon, only the Contract With Credit version is available.

NO SUBSEQUENT PURCHASE PAYMENTS

The prospectuses state that an owner makes an initial payment to purchase the contract, and may make subsequent purchase payments prior to annuity payments beginning. In Oregon, you may not make any additional purchase payments after your initial purchase payment.

NO GUARANTEED MINIMUM INCOME BENEFIT

The prospectuses describe an optional guaranteed minimum income benefit that is available in other states for an additional charge. In Oregon, the guaranteed minimum income benefit is not available.
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NO JOINT OWNERSHIP

The prospectuses refer to various special rules that apply if the contract is owned jointly by two individuals. Those rules are inapplicable in Oregon, where only a single owner may purchase a contract and joint ownership is not available.

NO WITHDRAWAL CHARGE WHEN INCOME PHASE BEGINS

The prospectuses describe the withdrawal charge, which may apply if you make a full or partial withdrawal. In other states, we may also impose the withdrawal charge under some circumstances when you begin the income phase of your contract. In Oregon, however, we do not impose a withdrawal charge when you begin the income phase of your contract.

MARKET TIMING

The disclosure respecting market timing that appears in the prospectuses is replaced with the following language for contracts issued in Oregon:

            The purchase payments that you direct to the variable investment options are invested by us according to an agreement that we maintain with the fund. Typically, these agreements give the fund the right to refuse transaction requests that would be disruptive to the fund - such as transaction requests associated with market timing activity. These agreements also allow the fund to cease selling shares to the Separate Account and to terminate the agreement altogether. To avoid undermining our contractual relationship with the fund, we will take whatever lawful measures are available to avoid disruption to the funds, which could include rejecting a transaction that is part of a market timing arrangement.